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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 5, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-4
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                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      333-108264             48-1195807
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(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
      of Incorporation)                   Number)           Identification No.)

8140 Ward Parkway, Suite 300
    Kansas City, Missouri                                         64114
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(Address of Principal Executive                                 (Zip Code)
           Offices)

        Registrant's telephone number, including area code (816) 237-7000

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          (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets

          NovaStar Mortgage Funding Corporation registered issuances of up to $3,560,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-108264) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2003-4, issued on November 20, 2003, $1,482,000,100 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2003-4, Class A-1, Class A-2A, A-2B, A-2C, A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class X, Class I, Class O and Class P (the "Certificates").

          The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2003 (the "Agreement") attached hereto as
Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wachovia Bank, National Association, as custodian (the "Custodian") and JPMorgan Chase Bank, as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

          As of November 20, 2003, the mortgage loans possessed the characteristics described in the Prospectus, dated August 24, 2003, and the Prospectus Supplement, dated November 17, 2003, filed pursuant to Rule 424(b)(5) of the Act on November 19, 2003.

Item 5.   Other Events.

          . Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

          .    Consent of Dewey Ballantine LLP

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired: None

          (b)  Pro Forma Financial Information: None

          (c)  Exhibits:

               1.1 Underwriting Agreement, dated as of November 17, 2003, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc., as representative of the Several Underwriters.

               4.1 Pooling and Service Agreement, dated as of November 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

                                       2

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               5.1  Opinion of Dewey Ballantine LLP with respect to legality.

               8.1  Opinion of Dewey Ballantine LLP with respect to tax matters.

               8.2 Opinion of Dewey Ballantine LLP, dated November 20, 2003, with respect to certain tax matters.

               10.1 Mortgage Loan Purchase Agreement, dated as of November 1,
                    2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2003

                                        NOVASTAR MORTGAGE FUNDING CORPORATION,

                                        By:  /s/ Matt Kaltenrieder
                                             -----------------------------------
                                             Matt Kaltenrieder
                                             Vice President

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                         Exhibit Index

Exhibit No.              Description
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Exhibit 1.1              Underwriting Agreement, dated as of November 17, 2003,
                         between NovaStar Mortgage, Inc., NovaStar Mortgage
                         Funding Corporation, NovaStar Financial, Inc. and
                         Greenwich Capital Markets, Inc., as representative of the Several Underwriters.

Exhibit 4.1 Pooling and Service Agreement, dated as of November 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

Exhibit 5.1 Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1 Opinion of Dewey Ballantine LLP with respect to tax matters.

Exhibit 8.2 Opinion of Dewey Ballantine LLP, dated November 20, 2003, with respect to certain tax matters.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of November 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

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